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                                                                  EXHIBIT 10.250

CITY OF LAS VEGAS                     BID NUMBER 03.1730.08-CW
Las Vegas, Nevada
CONSTRUCTION CONTRACT                 DATE OF CONTRACT JUNE 16, 2003

NAME AND ADDRESS OF CONTRACTOR        INDIVIDUAL [ ]        PARTNERSHIP [ ]

Meadow Valley Contractors             CORPORATION, INCORPORATED IN THE STATE [ ]
P.O. Box 60726
Phoenix, AZ 85040                     OF [X] ARIZONA

CONTRACT DESCRIPTION

Furnish all plant, labor, tools, equipment, and materials necessary for the construction of BUFFALO DRIVE RD IMPROVEMENT, CHEYENNE TO LONE MOUNTAIN all in strict accordance terms, conditions, and specifications of FORMAL BID # 03.1730.08-CW, and MEADOW VALLEY CONTRACTORS, INC response to the Invitation to Bid.

AMOUNT OF CONTRACT (Express in words and figures)

TEN MILLION TWO HUNDRED TWENTY FIVE THOUSAND EIGHT THIRTY-FOUR DOLLARS AND FIFTY-FOUR CENTS

$10,225,834.54

It is expressly understood and agreed that the "Amount" of Contract" stated above is based upon bid estimates only and may be increased or decreased as provided in the Contract documents.

THIS CONTRACT, entered into this date by the City of Las Vegas, Nevada, hereinafter called the City, and the Individual, Partnership, or Corporation named above, hereinafter called Contractor, witnesseth that the parties hereto do mutually agree as follows:

STATEMENT OF WORK. The Contractor shall furnish all plant, labor, tools, equipment and material necessary to perform the work described for the amount stated above in strict accordance with contract documents, all of which are incorporated herein by reference:

Formal Bid #03.1730.08-CW
Contract Drawings No. 107-V3593
INCLUDING PAYMENT OF PREVAILING WAGES FOR PERIOD 10/1/02 THROUGH 9/30/03

CONTRACTOR WARRANTIES - The Contractor hereby warrants he:

1.  Is familiar with requirements of the contract.

2. Has investigated the site and satisfied himself regarding the character of work and local conditions that may affect it or its performance.

3. Is satisfied that the work can be performed and completed as required in the contract.

4. Accepts all risks directly or indirectly connected with the performance of the contract.

5. Warrants that there has been no collusion between him and the other bidders on the contract.

6. He has not been influenced by any statement or promise other than those contained in the contract documents.

7.  Is experienced and competent to perform the contract.

8.  Verifies all personal statements in the proposal to be true.

9. Is familiar with all general and special laws, ordinances, and regulations that may affect the work, its performance, or those persons employed therein.

10. Is familiar with tax and labor regulations and with rates of pay that will affect the work.

WORK TO BE STARTED                        WORK TO BE COMPLETED

AS SPECIFIED IN THE WRITTEN NOTICE TO     WITHIN ONE HUNDRED NINETY (190)
PROCEED.                                  WORKING DAYS AFTER NOTICE TO PROCEED.

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LIQUIDATION DAMAGES. Liquidation damages as provided in the special provisions in the amount of one thousand five hundred ($1,500) dollars per calendar day for each day after the original completion date, or applicable extension thereof as provided for in the provisions, that completion of the work is delayed.

ALTERATIONS: The following changes were made in this contract before it was signed by the parties hereto:

Acknowledge all Addendums and Dates

Addendum #1 May 6, 2003
Addendum #2 May 21, 2003
Clarification #1 May 22, 2003

In witness whereof, the parties hereto have executed this contract as of the date entered on the first page hereof.

CITY OF LAS VEGAS                         Meadow Valley Contractors, Inc

By /s/ Kathleen C. Rainey
   --------------------------
   Kathleen C. Rainey, Manager            (Meadow Valley Contractors, Inc)
     Purchasing & Contracts

Attest /s/ Beverly K. Bridges                 By /s/ Alan Terril
       ----------------------                -----------------------------------
       Chief Deputy (City Clerk)                       (Signature)

By: /s/ [ILLEGIBLE]            6-25-03    Vice-President, COO
   -----------------------------------    --------------------------------------
   Approved as to Form          Date         (Title)

                                          Attest /s/ Clint Tryon
                                                 -------------------------------
                                                        (Secretary)

                                  INSTRUCTIONS

1. The full name and business address of the Contractor must be inserted in the space provided on the face of the form. The Contractor shall sign in the space provided above with his usual signature and type or print name under all signatures to the contract and bonds.

2. An officer of a corporation, a member of a partnership, or an agent signing for the Supplier shall place his signature and title after the word "By" under the name Contractor. A contract executed on behalf of a corporation shall be attested by the secretary or an assistant secretary thereof. A contract executed by an attorney or agent on behalf of the Contractor shall be accompanied by two authenticated copies of his power of attorney, or other evidence of his authority to act on behalf of the Contractor.